UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2009

Hardinge Inc.
(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

This Current Report on Form 8-K/A amends Item 2.03 of the Current Report filed by the registrant on November 4, 2009 to correct the disclosed amount of the Hardinge Machine Tools B.V., Taiwan Branch credit agreement with Mega International Commercial Bank Co., Ltd. The amount inadvertently read NT$100,000,000 million and the correct amount is NT$100.0 million.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Kellenberger & Co. AG line of credit with UBS AG

On October 30, Kellenberger & Co. AG, an indirect wholly owned subsidiary of Hardinge Inc. incorporated under the laws of Switzerland, entered into a new Credit Agreement with UBS AG.  This new agreement provides Kellenberger a CHF 7.0 million facility that provides for up to CHF 7.0 million for guarantees, documentary credit and margin cover for foreign exchange trades and of which up to CHF 3 million of the facility can be used for working capital. This facility is secured by the Company’s real estate in Biel Switzerland up to CHF 3.0 million. This new facility replaced a CHF 4.0 million credit facility with the same bank that provided up to CHF 4.0 million  for guarantees, documentary credit and margin cover for foreign exchange trades and of which up to CHF 0.5 million of this facility could be used for working capital. This new credit facility charges interest at the current rate of 5.75% subject to change by the bank based on market conditions. It carries no commitment fees on unused funds. The credit facility contains a minimum equity ratio covenant.

Hardinge Machine Tools B.V., Taiwan Branch credit facility with Mega International Commerce Bank Co., Ltd.

On October 30, 2009, Hardinge Machine Tools B.V., Taiwan Branch, an indirect wholly owned subsidiary of Hardinge Inc. incorporated under the laws of the Netherlands, entered into a new unsecured credit facility with Mega International Commercial Bank Co., Ltd.  This new agreement provides a NT$100.0 million facility for working capital purposes. This new credit facility charges interest at the banks current base rate of 2.5% subject to change by the bank based on market conditions. It carries no commitment fees on unused funds.

The foregoing description of the material terms of the Credit Agreements are qualified in their entirety by reference to the Credit Agreements which are filed as Exhibits to this Form 8- K/A.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed herewith:

10.1	Credit Agreement dated October 30, 2009 between Kellenberger & Co. AG and UBS AG in the amount of CHF 7,500,000.

10.2	Credit Agreement dated October 30, 2009 between Hardinge Machine Tools B. V., Taiwan Branch and Mega International Commercial Bank Co, Ltd. in the amount of NT$100,000,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: November 5, 2009	By:	/s/ EDWARD J. GAIO
Edward J. Gaio
Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: November 5, 2009	By:	/s/ DOUGLAS J. MALONE
Douglas J. Malone
Corporate Controller and Chief Accounting Officer
(Principal Accounting Officer)